Leases	12 Months Ended
Jan. 28, 2012
Leases

Note 9—Leases

We lease a majority of the real estate used in our operations. Most leases require us to pay real estate taxes and other expenses and some leases require additional payments based on percentages of sales.

Minimum rental commitments under non-cancelable operating leases and capital leases as of January 28, 2012 are as follows:

	Operating leases(1)			Capital leases
(In millions)	Gross minimum rentals	Sublease income	Net minimum rentals	Lease obligation

2012	$654	$17	$637	$34
2013	610	16	594	32
2014	553	12	541	29
2015	487	9	478	26
2016	402	7	395	23
2017 and subsequent	1,696	20	1,676	105

Total	$4,402	$81	$4,321	$249

(1)	Excluded from the minimum rental commitments displayed above are approximately $2.1 billion related to options to extend ground lease terms that are reasonably assured of being exercised, the balance of which is predominantly related to fiscals 2017 and thereafter.

Total rent expense, net of sublease income, was $588 million, $570 million and $519 million in fiscals 2011, 2010 and 2009, respectively. Sublease income was $22 million, $22 million and $23 million in fiscals 2011, 2010 and 2009, respectively. We remain directly and primarily liable for lease payments to third party landlords for locations where we have subleased all or a portion of the locations to third parties. To the extent that sub-lessees fail to make sublease rental payments, our total net rent expense to the third party landlords would increase in direct proportion.

We recognize rent expense on a straight-line basis and record the difference between the recognized rent expense and amounts payable under the leases as deferred rent liability. Deferred rent liabilities are recorded in our Consolidated Balance Sheets in the total amount of $348 million and $321 million at January 28, 2012 and January 29, 2011, respectively, of which $10 million and $11 million are recorded in Accrued expenses and other current liabilities, respectively. Virtually all of our leases include options that allow us to renew or extend the lease term beyond the initial lease period, subject to terms and conditions agreed upon at the inception of the lease. Such terms and conditions include rental rates agreed upon at the inception of the lease that could represent below or above market rental rates later in the life of the lease, depending upon market conditions at the time of such renewal or extension. In addition, many leases include early termination options, which can be exercised under specified conditions, including, upon damage, destruction or condemnation of a specified percentage of the value or land area of the property.

Lease payments that depend on factors that are not measurable at the inception of the lease, such as future sales volume, are contingent rentals and are excluded from minimum lease payments and included in the determination of total rental expense when it is probable that the expense has been incurred and the amount is reasonably estimable. Contingent rent expense was $12 million, $12 million and $10 million for fiscals 2011, 2010 and 2009, respectively. Future payments for maintenance, insurance and taxes to which we are obligated are excluded from minimum lease payments. Tenant allowances received upon entering into certain store leases are recognized on a straight-line basis as a reduction to rent expense over the lease term.